--------------------------------------------------------------------------------


                                  John Hancock
                                  Bank
                                   and Thrift
                                  OPPORTUNITY FUND

------
SEMI
ANNUAL
REPORT
------

4.30.02


[LOGO]      John Hancock
          ------------------
          JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -D0.15% and the Standard & Poor's 500 Index returning -D5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings - from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes - stocks, bonds and cash - and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks long-term capital appreciation, with moderate income as a secondary objective, by investing primarily in stocks of regional banks and lending companies.

Over the last six months

[] Bank stocks continued to outperform the broad stock market as interest rates declined.

[] Concerns about the strength of the economic rebound, accounting problems, financial disclosure and corporate bankruptcies kept the market volatile.

[] The Fund's focus on the best-performing regional banks enabled it to produce strong absolute and relative returns.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Bank and Thrift Opportunity Fund". Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 12% with 0% at the bottom and 24% at the top. The first bar represents the 22.10% total return for John Hancock Bank and Thrift Opportunity Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

3.2%     SouthTrust
3.1%     National Commerce Financial
3.1%     Fifth Third Bancorp
3.1%     BB&T
2.8%     SunTrust Banks
2.7%     Compass Bancshares
2.6%     Wells Fargo
2.5%     National City
2.2%     M&T Bank
2.2%     U.S. Bancorp

As a percentage of net assets on April 30, 2002.

BY JAMES K. SCHMIDT, CFA, THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

---------
MANAGERS'
REPORT
---------

John Hancock
Bank and Thrift
Opportunity Fund

Financial stocks continued to outperform the broad market over the last six months, with bank stocks producing the most outstanding results. They were bolstered by falling interest rates, better-than-expected news about problem loan levels, solid earnings growth, and relief that the recession appeared to be ending, rather than deepening, as had been feared. Small and midsize regional banks continued to provide the best results, since they tend to be the most sensitive to interest-rate moves and have the least exposure to large, problem loans. For the six months ended April 30, 2002, the S&P Financial Index returned 10.13%.

The period was marked by volatility for stocks, however. After a strong stock market rally in the last quarter of 2001, investors were hit in early 2002 with accounting problems and high-profile corporate bankruptcies, most notably Enron and Global Crossing. Despite growing signs of recovery, investors also remained skeptical about the economy's health and prospects for improving corporate profits. In this environment, the broader Standard & Poor's 500 Index advanced only modestly, returning 2.31%.

"Financial stocks continued to outperform the broad market over the last six months..."

FUND PERFORMANCE

With its emphasis on small and midsize regional banks, John Hancock Bank and Thrift Opportunity Fund enjoyed stellar returns. For the six months ended April 30, 2002, the Fund posted a total return of 22.10% at net asset value, compared with the 13.97% return of the average open-end financial services fund, according to Lipper, Inc.

This strong performance continues a trend that began in early 2000, when bank stocks began to recover after being ignored by investors during the technology frenzy of 1998 and 1999.

--------------------------------------------------------------------------------
[Photos' of Jim Schmidt, Thomas Finucane and Thomas Goggins flush right next to first paragraph.]
--------------------------------------------------------------------------------

We are pleased to report that since the low in early March 2000, the Fund was up 69% at net asset value through April 30, 2002. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

FOCUS ON BANKS BOOSTS RETURNS

The best-performing small and midsize regional banks were also some of the Fund's best contributors and top holdings, including Compass Bancshares, Greenpoint Financial and M&T. Banks at both ends of the quality spectrum served us well, from high-quality names like Fifth Third and Wells Fargo, to the "big uglies" - large banks like Wachovia and U.S. Bancorp, whose earnings have lagged in recent years due to credit problems and bad acquisitions. The most modest bank results were generated by the money-center banks like J.P. Morgan Chase and Citigroup, and the market-sensitive banks such as Northern Trust, none of which we owned.

"The best-performing small and midsize regional banks were also some of the Fund's best contributors..."

BANK EARNINGS HOLDING UP

Banks reported good earnings in the first quarter of 2002. The median year-over-year gain in earnings for our stocks was 15%. By contrast, operating earnings for the overall market as measured by the S&P 500 Index were down at least 5%. The excellent earnings turned in by the banks can be attributed to surprising growth in core deposits. As retail customers have become increasingly reluctant to allocate funds to the stock market or mutual funds they have developed a new willingness to accept the safe but paltry returns offered by bank savings products. Another favorable development was the lack of significant increases in problem loans in most of our banks. The ratio of non-performing assets to

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Regional banks 59%, the second is Superregional banks 16%, the third Thrifts 8%, the fourth Insurance 5%, and the fifth Mortgage banking 2%.]
--------------------------------------------------------------------------------

total assets in the banking industry remains under 1%, which is less than one third of its peak value in the last recession ten years ago. We think that the banks we own will turn in earnings gains in the range of 8%-10% for the year.

NON-BANK FINANCIALS LAG

The Fund's non-bank financial holdings fared less well than the banks and produced several of our biggest disappointments. Government-sponsored mortgage companies Fannie Mae and Freddie Mac stumbled on fears that rising interest rates would curtail demand for mortgages. They, along with insurer American International Group, were also tainted by concerns about their use of derivatives to hedge risk and about their financial statements' complexity and levels of disclosure - red flags in the wake of the Enron collapse.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on April 30, 2002." The chart is divided into three sections (from top to left): Common stocks 95%, Bonds 1% and Short-term investments & other 4%.]
--------------------------------------------------------------------------------

A LOOK AHEAD

The mini-recession that began in the third quarter of last year has ended. While the economy is now expanding again, conversations with numerous bank managements convince us that the pace of growth is very slow. We are not witnessing the robust demand for commercial loans that would characterize a more typical recovery. For this reason, we do not think that there is any need for the Federal Reserve to increase interest rates in

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is CCBT followed by an up arrow with the phrase "Cape Cod's dominant community bank shines as larger rivals stumble." The second listing is Comerica followed by an up arrow with the phrase "Rebounds on an improved outlook for Midwestern manufacturing sector." The third listing is Mercantile followed by a sideways arrow with the phrase "Baltimore bank lags, beset by falling rates and weaker loan quality."]
--------------------------------------------------------------------------------

the next few months. However, we think that it is very likely that short-term rates will start increasing before the end of the year. With this in mind, we have reduced some of our holdings in companies whose near-term growth outlook would be adversely affected by higher interest rates. These are principally savings and loans and mortgage intermediaries. Conversely, we think the outlook is brightening for some banks that have operated under a cloud of potential credit problems that do not appear to be materializing. We also like the prospects of some of the asset-sensitive banks, such as City National, that concentrate on prime-rate-based commercial loans.

"Banks still trade at much lower price-to-earnings multiples than the market..."

We are pleased at the advance in share price of most of our holdings during the last two years, and we think there are reasons to believe that it can continue. Banks still trade at much lower price-to-earnings multiples than the market, and their earnings growth should again exceed that of the market in 2002. We also feel that bank stocks will benefit from further consolidation over the next several years, continuing a trend that has been in place since the Fund was started in 1994.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                                        ISSUER                                                    VALUE

-------------------------------------------------------------------------------------------------------------
COMMON STOCKS  94.52%                                                                            $827,747,368
-------------------------------------------------------------------------------------------------------------
(Cost $368,108,097)

Banks - Foreign  0.42%                                                                             $3,662,266
104,696                                       Royal Bank of Canada (Canada)                         3,662,266

Banks - Regional  59.02%                                                                          516,882,670
70,400                                        ABC Bancorp. (GA)                                     1,091,200
172,500                                       Alabama National Bancorp. (AL)                        6,813,750
305,803                                       AmericanWest Bancorp. (WA)                            4,006,019
610,879                                       AmSouth Bancorp. (AL)                                13,873,062
50,541                                        BancFirst Corp. (OK)                                  2,173,263
101,933                                       BancorpSouth, Inc. (MS)                               2,232,333
138,366                                       Bank of Hawaii Corp. (HI)                             3,940,664
434,039                                       Banknorth Group, Inc. (ME)                           11,454,289
705,846                                       BB&T Corp. (NC)                                      26,878,616
50,000                                        Beverly National Corp. (MA)                             997,500
50,000                                        BOK Financial Corp. (OK)*                             1,700,000
150,000                                       Camden National Corp. (ME)                            3,709,500
57,708                                        Capital City Bank Group, Inc. (FL)                    1,601,974
103,612                                       Cascade Bancorp (OR)                                  2,056,698
184,700                                       CCBT Financial Cos., Inc. (MA)                        4,708,003
250,196                                       Chittenden Corp. (VT)                                 8,268,978
104,427                                       City National Corp. (CA)                              5,769,592
925,200                                       Colonial BancGroup, Inc. (AL)                        14,803,200
100,000                                       Columbia Bancorp. (MD)                                1,975,000
229,900                                       Comerica, Inc. (MI)                                  14,449,215
45,770                                        Commercial Bankshares, Inc. (FL)                      1,329,618

See note to
financial statements.

6




SHARES                                        ISSUER                                                    VALUE

Banks - Regional  (continued)
79,408                                        Community Banks, Inc. (PA)                           $2,171,809
263,100                                       Community First Bankshares, Inc. (ND)                 7,229,988
650,857                                       Compass Bancshares, Inc. (AL)                        23,281,155
62,500                                        Desert Community Bank (CA)                            1,687,500
64,711                                        DNB Financial Corp. (PA)                              1,423,642
340,000                                       East-West Bancorp., Inc. (CA)                        12,172,000
397,563                                       Fifth Third Bancorp (OH)                             27,268,846
83,000                                        Financial Institutions, Inc. (NY)                     2,867,650
52,200                                        First Charter Corp. (NC)                              1,049,220
228,900                                       First Tennessee National Corp. (TN)                   8,849,274
145,681                                       FirstMerit Corp. (OH)                                 4,137,340
20,780                                        FNB Bankshares (ME)                                     699,247
62,630                                        F.N.B. Corp. (PA)                                     1,894,557
57,500                                        Fulton Financial Corp. (PA)                           1,419,100
253,987                                       Glacier Bancorp., Inc. (MT)                           5,486,119
119,022                                       Harleysville National Corp. (PA)                      2,987,452
225,459                                       Independent Bank Corp. (MI)                           7,038,830
310,000                                       Local Financial Corp. (OK) (R)                        5,186,300
228,657                                       M&T Bank Corp. (NY)                                  19,522,735
98,500                                        Marshall & Ilsley Corp. (WI)                          6,269,525
134,500                                       Mercantile Bankshares Corp. (MD)                      5,536,020
68,958                                        Merrill Merchants Bankshares, Inc. (ME)               1,068,849
50,000                                        Mid-State Bancshares (CA)                             1,001,500
118,350                                       Mississippi Valley Bancshares, Inc. (MO)              5,506,825
705,224                                       National City Corp. (OH)                             22,002,989
980,392                                       National Commerce Financial Corp. (TN)               27,441,172
291,800                                       North Fork Bancorp., Inc. (NY)                       11,269,316
70,053                                        Northrim Bancorp., Inc. (AK)                          1,103,335
238,725                                       Pacific Capital Bancorp. (CA)                         8,443,703
295,058                                       Provident Bankshares Corp. (MD)                       7,689,211
119,912                                       Regions Financial Corp. (AL)                          4,205,314
174,700                                       S&T Bancorp., Inc. (PA)                               4,687,201
225,687                                       Sky Financial Group, Inc. (OH)                        5,263,021
1,059,350                                     SouthTrust Corp. (AL)                                28,263,458
290,330                                       Southwest Bancorp. of Texas, Inc. (TX)*              10,170,260
221,900                                       Summit Bancshares, Inc. (TX)                          4,937,275
211,508                                       TCF Financial Corp. (MN)                             11,008,991
62,060                                        Texas Regional Bancshares, Inc. (Class A) (TX)        3,103,000
36,500                                        TriCo Bancshares (CA)                                   839,135
125,000                                       UCBH Holdings, Inc. (CA)                              4,931,250
172,901                                       Umpqua Holdings Corp. (OR)                            2,792,351
374,927                                       Union Planters Corp. (TN)                            18,787,592
119,450                                       Univest Corp. (PA)                                    4,309,159
324,767                                       Valley National Bancorp. (NJ)                        11,555,210
87,583                                        West Coast Bancorp. (OR)                              1,311,118
211,500                                       Whitney Holding Corp. (LA)                            7,719,750
170,000                                       Wilmington Trust Corp. (DE)                          10,733,800
167,400                                       Yardville National Bancorp. (NJ)                      2,676,726
222,825                                       Zions Bancorp. (UT)                                  12,050,376

                                                                                      See notes to
                                                                                      financial statements.

                                                                                                       7




SHARES                                        ISSUER                                                    VALUE

Banks - Superregional  16.27%                                                                    $142,535,726
128,010                                       Bank of America Corp. (NC)                            9,278,165
337,880                                       Bank One Corp. (OH)                                  13,809,156
447,483                                       FleetBoston Financial Corp. (MA)                     15,796,150
350,500                                       PNC Bank Corp. (PA)                                  19,330,075
366,152                                       SunTrust Banks, Inc. (GA)                            24,891,013
821,041                                       U.S. Bancorp (MN)                                    19,458,672
452,625                                       Wachovia Corp. (NC)                                  17,217,855
444,861                                       Wells Fargo & Co. (CA)                               22,754,640

Broker Services  1.48%                                                                             12,941,900
117,500                                       Legg Mason, Inc. (MD)                                 5,903,200
147,500                                       Morgan Stanley Dean Witter & Co. (NY)                 7,038,700

Finance  0.36%                                                                                      3,144,225
52,500                                        Capital One Financial Corp. (VA)                      3,144,225

Insurance  4.88%                                                                                   42,712,693
210,088                                       American International Group, Inc. (NY)              14,521,283
79,000                                        Hartford Financial Services Group, Inc. (The) (CT)    5,474,700
110,500                                       Lincoln National Corp. (PA)                           5,292,950
234,000                                       MetLife, Inc. (NY)                                    7,988,760
100,000                                       XL Capital Ltd. (Class A) (Bermuda)                   9,435,000

Investment Management  1.32%                                                                       11,543,400
181,500                                       Affiliated Managers Group, Inc. (MA)*                11,543,400

Mortgage Banking  2.33%                                                                            20,379,700
127,500                                       Countrywide Credit Industries, Inc. (CA)              5,955,525
92,500                                        Fannie Mae (DC)                                       7,301,025
109,000                                       Freddie Mac (VA)                                      7,123,150

Thrifts  8.44%                                                                                     73,944,788
251,910                                       Astoria Financial Corp. (NY)                          8,083,792
90,000                                        BostonFed Bancorp., Inc. (MA)                         2,551,500
300,000                                       Golden State Bancorp., Inc. (CA)                      9,897,000
278,000                                       GreenPoint Financial Corp. (NY)                      13,747,100
80,000                                        Hingham Institute for Savings (MA)                    2,440,000
70,000                                        LSB Corp. (MA)                                          945,000
370,500                                       PennFed Financial Services, Inc. (NJ)                 9,118,005
144,718                                       Superior Financial Corp. (AR)*                        2,836,473
182,500                                       Warren Bancorp., Inc. (MA)                            2,235,442
406,812                                       Washington Mutual, Inc. (WA)                         15,349,017
170,110                                       Webster Financial Corp. (CT)                          6,741,459


See notes to
financial statements.

8




SHARES                                        ISSUER                                                    VALUE

-------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  0.39%                                                                            $3,409,000
-------------------------------------------------------------------------------------------------------------
(Cost $3,420,000)

Banks & Thrifts  0.39%                                                                             $3,409,000
40,000                                        Astoria Financial Corp., Ser B, 12.00% (NY)           1,020,000
40,000                                        IFC Capital Trust I 9.25% (IN)                        1,020,000
40,000                                        MVBI Capital Trust 4.06% (MO)**                         860,000
20,000                                        Sterling Bancshares Capital Trust I, 9.28% (TX)         509,000


                                                                    INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                  RATE         (000S OMITTED)         VALUE

-------------------------------------------------------------------------------------------------------------
BONDS  0.66%                                                                                       $5,756,575
-------------------------------------------------------------------------------------------------------------
(Cost $5,867,218)
CSBI Capital Trust I,
 Sub Cap Income, Ser A 06-06-27                                     11.75%             $770           908,600
Investors Cap Trust I,
 Capital Securities, Ser B 02-01-27                                  9.77             5,185         4,847,975

-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.23%                                                                     $54,543,191
-------------------------------------------------------------------------------------------------------------
(Cost $54,543,191)

Certificates of Deposit  0.01%
Deposits in mutual banks                                                                 75            75,015

Joint Repurchase Agreement  4.38%
Investment in a joint repurchase agreement transaction with
 Barclays Capital, Inc. - Dated 04-30-02, due 05-01-02
 (Secured by U.S. Treasury Inflation Indexed Notes 3.875%
 due 01-15-09 and 3.500% due 01-15-11)                               1.88            38,339        38,339,000

                                                                                    SHARES
Cash Equivalents  1.84%
AIM Cash Investment Trust***                                                     16,129,176        16,129,176

-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  101.80%                                                                       $891,456,134
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES  (1.80%)                                                            ($15,761,093)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                        $875,695,041
-------------------------------------------------------------------------------------------------------------

  * Non-income producing security.

 ** Floating rate effective April 30, 2002.

*** Represents investment of security lending collateral.

(R) This security is exempt from registration under Rule 144A of the Securities
    Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,186,300.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                                                           See notes to
                                                           financial statements.


                                                                               9


FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

April 30, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value
 Unaffiliated issuers (cost $429,913,068)                           $888,908,634
 Affiliated issuers (cost $2,025,438)                                  2,547,500
Cash                                                                         427
Dividends and interest receivable                                      1,387,987
Other assets                                                             158,351

Total assets                                                         893,002,899

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for securities on loan                                        16,129,176
Payable to affiliates                                                  1,010,690
Other payables and accrued expenses                                      167,992

Total liabilities                                                     17,307,858

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      396,952,307
Undistributed net realized gain on investments                        16,123,098
Net unrealized appreciation of investments                           459,517,628
Undistributed net investment income                                    3,102,008

Net assets                                                          $875,695,041

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 84,400,000 shares outstanding                                    $10.38


See notes to
financial statements.

10


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended
April 30, 2002
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (including $77,285 received from affiliated issuers
 and net of foreign withholding taxes of $7,168)                      $9,600,947
Interest (including securities lending income of $32,644)                833,756

Total investment income                                               10,434,703

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              4,789,868
Administration fee                                                     1,041,276
Printing                                                                  60,471
Custodian fee                                                             45,850
New York Stock Exchange fee                                               33,773
Transfer agent fee                                                        19,660
Trustees' fee                                                             18,665
Auditing fee                                                              18,472
Legal fee                                                                  5,602
Miscellaneous                                                              3,485

Total expenses                                                         6,037,122
Less expense reductions                                                 (104,128)

Net expenses                                                           5,932,994

Net investment income                                                  4,501,709

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments
 (including net realized gain of $619,159
 on sales of investments in affiliated issuers)                       16,307,319
Change in net unrealized appreciation
 (depreciation) of investments                                       134,210,863

Net realized and unrealized gain                                     150,518,182

Increase in net assets from operations                              $155,019,891


1 Semiannual period from 11-1-01 through 4-30-02.


                                                           See notes to
                                                           financial statements.

                                                                              11


FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders, if any.


                                                    YEAR                  PERIOD
                                                    ENDED                  ENDED
                                                    10-31-01           4-30-02 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                            $12,865,066          $4,501,709
Net realized gain                                 92,005,067          16,307,319
Change in net unrealized
 appreciation (depreciation)                     (20,335,803)        134,210,863

Increase in net assets resulting
 from operations                                  84,534,330         155,019,891

Distributions to shareholders
From net investment income                       (17,302,000)        (11,181,690)
From net realized gain                           (48,093,710)        (91,547,836)
                                                 (65,395,710)       (102,729,526)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                              804,266,056         823,404,676
End of period2                                  $823,404,676        $875,695,041

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
2 Including undistributed net investment income of $9,781,989 and $3,102,008, respectively.

See notes to
financial statements.

12


----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                               10-31-97 1        10-31-98 1        10-31-99       10-31-00      10-31-01   4-30-02 2

--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                            $7.83            $12.01          $11.08         $11.31         $9.53       $9.76
Net investment income3                           0.14              0.14            0.14           0.19          0.15        0.05
Net realized and unrealized
 gain (loss) on investments                      4.08              0.67            0.40          (1.27)         0.86        1.78
Total from investment
 operations                                      4.22              0.81            0.54          (1.08)         1.01        1.83
Less distributions
From net investment income                      (0.03)            (0.14)          (0.14)         (0.15)        (0.21)      (0.13)
From net realized gain                          (0.03)            (1.60)          (0.17)         (0.55)        (0.57)      (1.08)
                                                (0.06)            (1.74)          (0.31)         (0.70)        (0.78)      (1.21)

Increase due to purchase of
 Bank and Thrift Opportunity Fund
 stock at less than net asset value              0.02                 -               -              -             -           -
Net asset value,
 end of period                                 $12.01            $11.08          $11.31          $9.53         $9.76      $10.38
Per share market value,
 end of period                                 $10.64            $11.69           $9.50          $7.81         $7.88       $8.63
Total return at market value4 (%)               58.95             25.35          (16.44)        (10.58)         9.56 5     25.74 5,6

--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                 $1,061              $979            $955           $804          $824        $876
Ratio of expenses
 to average net assets (%)                       1.45              1.47            1.48           1.47          1.43        1.44 7
Ratio of adjusted expenses
 to average net assets8 (%)                         -                 -               -              -          1.45        1.47 7
Ratio of net investment income
 to average net assets (%)                       1.42              1.07            1.29           2.18          1.51        1.09 7
Portfolio turnover (%)                              9                 6               5             13            27           2


1 Per share amounts have been restated to reflect the 4-for-1 stock split effective 12-2-97.
2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
3 Based on the average of the shares outstanding at the end of each month.
4 Assumes dividend reinvestment.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Annualized.
8 Does not take into consideration expense reductions during the periods shown.


                                                           See notes to
                                                           financial statements.

                                                                              13


----------
NOTES TO
STATEMENTS
----------

Unaudited

NOTE A
Accounting policies
John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock
Exchange.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities
The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses
The majority of the expenses are directly identifiable to an individual fund.
Expenses that are not readily identifiable to a specific fund will be allocated in


14


such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending
The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $15,812,918 collateralized by cash in the amount of $16,129,176. The cash collateral was invested in a short-term instrument.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders.
Therefore, no federal income tax provision is required.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund's average weekly net asset value.

The Fund has an agreement with the Adviser to provide certain administrative services for the Fund. The compensation for the period was at an annual rate of 0.25% of the average weekly net assets of the Fund. The Adviser has agreed to limit the administration fee to 0.225% of the Fund's average weekly net assets at least until October 1, 2002. Accordingly, the reduction amounted to $104,128 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The


                                                                              15


deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                YEAR ENDED 10-31-01       PERIOD ENDED 4-30-02 1
                             SHARES          AMOUNT       SHARES          AMOUNT

Beginning of period      84,400,000    $396,954,066   84,400,000    $396,952,307
Reclassification of
 capital accounts                 -          (1,759)           -               -
End of period            84,400,000    $396,952,307   84,400,000    $396,952,307

1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

NOTE D
Investment
transactions
Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April
30, 2002, aggregated $16,277,880 and $79,853,619, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $432,101,129. Gross unrealized appreciation and depreciation of investments aggregated $461,436,876 and $2,081,871, respectively, resulting in net unrealized appreciation of $459,355,005. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.


16


NOTE E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April
30, 2002 is set forth below.



                                             BEGINNING        ENDING
                                             SHARE            SHARE        REALIZED         DIVIDEND      ENDING
AFFILIATE                                    AMOUNT           AMOUNT       GAIN (LOSS)      INCOME        VALUE

Desert Community Bank (CA)
 bought: none
 sold: none                                   62,500          62,500              -          $6,875     $1,687,500

Local Financial Corp. (OK)
 bought: none
 sold: none                                  310,000         310,000 1            -               -              -

MVBI Capital Trust (MO)
 bought: none
 sold: none                                   40,000          40,000              -          21,550        860,000

PennFed Financial Services, Inc. (NJ)
 bought: none
 sold: 40,000 shares at $850,472             410,500         370,500 1     $619,159          48,860              -

Totals                                                                     $619,159         $77,285     $2,547,500

1 As of 4-30-02, no longer an affiliated issuer.

INVESTMENT
OBJECTIVE
AND POLICY

John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001 the Fund's Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. "Net assets" is defined as net assets plus borrowings for investment purposes. "Primarily owned" means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. A U. S. regional bank or thrift is one that provides full service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin.

The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor's Ratings group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's"), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

DIVIDEND
REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services (the "Plan Agent") for holders of common shares pursuant to the Plan unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders such as banks, brokers, or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 7, 2002, the Annual Meeting of the Fund was held to elect six Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                      WITHHELD
                                   FOR                AUTHORITY
--------------------------------------------------------------------------------

James F. Carlin                    77,985,205         1,645,126
William H. Cunningham              77,816,351         1,813,981
John M. DeCiccio                   77,834,516         1,795,815
John P. Toolan                     78,042,126         1,588,206
Patti McGill Peterson              77,821,155         1,809,177
John A. Moore                      77,823,436         1,806,896

The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2002, with the votes tabulated as follows: 79,033,311 FOR, 1,094,539 AGAINST, 499,730 ABSTAINING.

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Dr. John A. Moore*
Patti McGill Peterson
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DIVIDEND DISBURSER
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield, New Jersey 07660

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
BTO

For shareholder assistance
refer to page 20


--------------------------------------------------------------------------------

                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------

On the Internet                       www.jhfunds.com

By regular mail                       Mellon Investor Services
                                      85 Challenger Road
                                      Overpeck Centre
                                      Ridgefield, New Jersey 07660

Customer service representatives      1-800-852-0218

24-hour automated information         1-800-843-0090

TDD line                              1-800-231-5469

--------------------------------------------------------------------------------

                                                                   -------------
[LOGO]        John Hancock                                           PRESORTED
           JOHN HANCOCK FUNDS                                        STANDARD
                                                                   U. S. Postage
           1-800-852-0218                                              PAID
           1-800-843-0090                                               MIS
           1-800-231-5469 (TDD)                                    -------------

           www.jhfunds.com


                                                                     P90SA  4/02
                                                                            6/02